November 1, 2004

DREYFUS PREMIER INTERNATIONAL FUNDS, INC. DREYFUS PREMIER GREATER CHINA FUND DREYFUS PREMIER INTERNATIONAL GROWTH FUND DREYFUS PREMIER JAPAN FUND

Supplement to Combined Statement of Additional Information Dated April 15, 2004
THE FOLLOWING INFORMATION REPLACES ANY CONTRARY INFORMATION CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMTION UNDER THE CAPTION "HOW TO BUY SHARES-DREYFUS TELETRANSFER PRIVILEGE":

     Dreyfus TeleTransfer Privelege. You may purchase shares by telephone or online if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House ("ACH") member may be so designated.

     Dreyfus TeleTransfer purchase orders may be made at any time. If purchase orders are received by 4:00 p.m., Eastern time, on any day that the Transfer Agent and the New York Stock Exchange are open for regular business, or made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), Fund shares will be purchased at the share price determined on the next bank business day following such purchase order. To qualify to use the Dreyfus TeleTransfer Privilege, the initial payment for purchase of shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be sent to an account at any other bank, the request must be in writing and signature-guaranteed. See "How to Redeem Shares--Dreyfus TeleTransfer Privilege."